Exhibit 99.4

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333- 162657) and Form S-8 (Nos. 333-07377, 333-53400, 333-73000, 333-73002, 333-152706, 333-72998, and 333-189964) of SPAR Group, Inc. and Subsidiaries of our report dated March 13, 2017 relating to the financial statements of Resource Plus of North Florida, Inc., which appears in this Form 8-K/A

Jacksonville, FL

March 27, 2018

Jacksonville 4350 Pablo Professional Court Jacksonville, FL 32224 Office 904.349.3442

Tampa 4920 west Cypress Street Suite 102 Tampa, FL 33607 Office 813.443.5048 Fax 813.4435053

AssuranceDimensions.com